Exhibit 4.3

XPLORE TECHNOLOGIES CORP.

10,000,000 AUTHORIZED SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK,
PAR VALUE $0.001 PER SHARE

Number	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	Shares

THIS CERTIFIES THAT

** SPECIMEN **

CUSIP: 983950 40 3

is the registered holder of

** xxx **

FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES B CONVERTIBLE

PREFERRED STOCK, PAR VALUE $0.001, OF

XPLORE TECHNOLOGIES CORP.

Registration of the transfer of the shares of Series B Convertible Preferred Stock represented by this Certificate may be made on the appropriate register of the Corporation in person or by Attorney upon presentation and surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers.

DATED

COUNTERSIGNED AND REGISTERED by
Equity Transfer & Trust Company Toronto, Ontario, Canada
Transfer Agent and Registrar

Mark Holleran	Michael J. Rapisand
President	Secretary	By:
Authorized Officer

The Shares represented by this Certificate are transferable at the offices of Equity Transfer & Trust Company, Toronto, Ontario, Canada.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF TRANSFEREE

(Name and address of transferee)

                                                                                                                 shares registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints

                                                                                                                 Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:

Signature:

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-5.

Signature Guaranteed by:

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUEST THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF GIFT MIN ACT	Custodian
TEN ENT	-as tenants by the entireties		(Cust)	(Minor)
JT ENT	-as joint tenants with right of survivorship and not as tenants in common.		under Uniforms Gifts to Minors Act

Additional abbreviations may also be used in the above list.			(State)

RESTRICTIONS